UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K /A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 7, 2007
(Date of earliest event reported)

NEXTPHASE WIRELESS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27339	88-0343832
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (714) 765-00 10
________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On June 7, 2007, RBSM LLP, formerly Russell Bedford Stefanou Mirchandani LLP ("RBSM") resigned as the Registrant's independent registered public accounting firm. Except as noted in the paragraph immediately below, the reports of RBSM on the Company's consolidated financial statements for the years ended March 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of RBSM on the Company's consolidated financial statements as of and for the years ended March 31, 2006 and 2005 contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has suffered recurring losses from continuing operations.

During the two fiscal years ended March 31, 2006 and 2005 and through June 7, 2007 there were no disagreements between the Registrant and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference to the matter in its reports on the Registrant's consolidated financial statements for such years.

During the two fiscal years ended March 31, 2006 and 2005 through June 7, 2007, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

The Registrant has provided RBSM with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that RBSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

On June 18, 2007, the Registrant engaged KMJ Corbin & Company LLP (“KMJ”) as its independent registered public accounting firm. The action to engage KMJ was taken upon the majority approval of the Board of Directors of the Registrant.

During the two fiscal years ended March 31, 2006 and 2005 and through June 18, 2007, the Registrant has not consulted with KMJ regarding either:

1.
The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that KMJ concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a) (1) (iv) (A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a) (1) (iv) (A) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

( c) Exhibits

Exhibit Number	Description
16.1	Letter from RBSM LLP dated June 18, 2007

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEXTPHASE WIRELESS, INC.

Date: June 18, 2007	By:	/s/ Robert M. Ford
Robert M. Ford President / Chief Executive Officer